UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 9, 2017 (February 7, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

On February 7, 2017 (the “Closing Date”), concurrently with the closing of the previously announced acquisition (the “Delta Acquisition”) of all of the issued and outstanding common stock of GDF SUEZ Energy North America, Inc. by Atlas Power Finance, LLC, a wholly owned subsidiary of Dynegy Inc. (the “Company”), the Company entered into an amendment (the “Fifth Amendment”) to the Company’s existing Credit Agreement, dated as of April 23, 2013 (as amended or supplemented, the “Existing Credit Agreement”), with the guarantors party thereto, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent. All capitalized terms used in this portion of this Item 1.01 but not otherwise defined shall have the meanings given to them in the Existing Credit Agreement.

The Fifth Amendment provides that, among other things, (1) the interest rate margins applicable to the Term Loans, which were borrowed into escrow by a subsidiary of the Company on June 27, 2016 and converted into the Incremental Tranche C Loans of the Company on February 7, 2017, in each case, in connection with the Delta Acquisition, were reduced from 3.00% to 2.25%, with respect to base rate borrowings, and from 4.00% to 3.25%, with respect to LIBOR borrowings, which reduction was effected by the exchange of Incremental Tranche C Term Loans for new Tranche C-1 Term Loans otherwise having the same terms as the Incremental Tranche C Term Loans and (2) the Incremental Tranche C Term Loans were upsized by $224 million, which upsize was applied to refinance the outstanding Initial Tranche B-2 Term Loans and extend the maturity thereof. The Tranche C-1 Term Loans will mature on February 7, 2024.

The foregoing summary highlights information contained in the Fifth Amendment. It does not contain all the information that may be important to you and is qualified in its entirety by reference to the terms of the Existing Credit Agreement and the Fifth Amendment attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Letter of Credit Reimbursement Agreement

On the Closing Date, the Company entered into a Letter of Credit Reimbursement Agreement (the “LC Reimbursement Agreement”) with Goldman Sachs Bank USA (the “Issuing Bank”), pursuant to which the Issuing Bank has agreed to issue from time to time, at the Company’s request, standby letters of credit in an amount not to exceed $50 million in the aggregate for the purposes stated therein. All capitalized terms used in this portion of this Item 1.01 but not otherwise defined shall have the meanings given to them in the LC Reimbursement Agreement.

The LC Reimbursement Agreement constitutes an Additional First-Lien Indebtedness Agreement (as defined in the Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013, among the Company, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time, (the “Intercreditor Agreement”)) and the Obligations under the LC Reimbursement Agreement constitute Additional First-Lien Obligations (as defined in the Intercreditor Agreement).

The liens granted by the Company and certain of its Subsidiaries secure the Obligations under the LC Reimbursement Agreement on a pari passu basis with the obligations under the Existing Credit Agreement and are governed by the Intercreditor Agreement and the other Security Documents (as defined in the Intercreditor Agreement). The Intercreditor Agreement also sets forth the terms upon which payments will be applied amongst the secured parties thereunder, terms for enforcement of security interests and the terms upon which such security interests may be released. In addition, the Subsidiary Guarantors guarantee the Company’s obligations under the LC Reimbursement Agreement to the collateral trustee pursuant to the Guarantee and Collateral Agreement, dated as of April 23, 2013, among the Company, the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as collateral trustee.

The foregoing description of the LC Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the LC Reimbursement Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01      Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Document

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

**10.2	Fifth Amendment to the Credit Agreement, dated February 7, 2017, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto.

**10.3	Letter of Credit Reimbursement Agreement, dated as of February 7, 2017, between Dynegy Inc. and Goldman Sachs Bank USA.

10.4

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013, among Dynegy Inc., the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

10.5

Guarantee and Collateral Agreement, dated as of April 23, 2013, among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

**10.2	Fifth Amendment to the Credit Agreement, dated February 7, 2017, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto.

**10.3	Letter of Credit Reimbursement Agreement, dated as of February 7, 2017, between Dynegy Inc. and Goldman Sachs Bank USA.

10.4

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013, among Dynegy Inc., the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

10.5

Guarantee and Collateral Agreement, dated as of April 23, 2013, among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

** Filed herewith